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                                                                    EXHIBIT 10.6

                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Fifth Amendment dated as of August 18, 2000 (the "Amendment") amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 11.4 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

              "11.4. DISTRIBUTIONS. The Borrower will not make any Distributions, except for (a) repurchases of the Borrower's Class B common stock in an aggregate amount not to exceed $150,000 for all such repurchases, and (b) repurchases of its common stock in an aggregate amount not to exceed $20,000,000, so long as no Default or Event of Default has occurred or is continuing."

         (b) References in ss.18 and 19 of the Credit Agreement to the "Administrative Agent" or "Agents" shall hereinafter be deemed to be references to "the Administrative Agent and Sovereign Bank as Gold Fronting Bank".

         SS.2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks.
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                                      -2-


         SS.3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SS.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                  WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                  Bros. Jewelers, Inc.)


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FLEET CAPITAL CORPORATION,
                                  individually and as Administrative Agent, as Collateral Agent and as Syndication Agent


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  individually and as Syndication Agent


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  ABN AMRO BANK N.V., individually and as
                                  Syndication Agent


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


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                                  THE CHASE MANHATTAN BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  BANK OF AMERICA, N.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  SOVEREIGN BANK NEW ENGLAND


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title: